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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                   the Securities and Exchange Act of 1934


                         FIRST LIBERTY FINANCIAL CORP.
            (Exact name of registrant as specified in its charter)


                                AMENDMENT NO. 1
                                             ---


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated November 15, 1996 on Form 8-K as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statement of Business Acquired:
       No financial statements are required to be filed.

(b)  Pro Forma Financial Information:
       No pro forma financial information is required to be filed.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.




                        FIRST LIBERTY FINANCIAL CORP.


DATE:     January 23, 1997                       /s/  David L. Hall
                                                 ---------------------------
                                                 David L. Hall
                                                 Executive Vice President
                                                 Chief Financial Officer
                                                 (Duly authorized, principal
                                                  financial and principal
                                                  accounting officer)


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